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                                                                    EXHIBIT 10.2


                 DECEMBER 1998 AMENDMENT TO THE CREDIT AGREEMENT
                             AND WAIVER AND CONSENT
                 -----------------------------------------------


         DECEMBER 1998 AMENDMENT TO THE CREDIT AGREEMENT AND WAIVER AND CONSENT (this "Amendment"), dated as of December 29, 1998, among Pool Energy Services Co. ("PESCO"), Pool Company (formerly Pool Energy Holding, Inc. and the successor by merger to Pool Company (the "Borrower")), and various banks party to the hereinafter defined Credit Agreement. All capitalized terms defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.


                              W I T N E S S E T H:

         WHEREAS, PESCO, Pool Energy Holdings, Inc., Pool Company, various Banks, SBC Warburg Dillon Read Inc., as Arranger, Credit Lyonnais New York Branch, as Administrative Agent, and Swiss Bank Corporation, Stamford Branch, as Documentation Agent (the "Documentation Agent"), entered into an Amended and Restated Credit Agreement, dated as of March 26, 1998 (the "Credit Agreement"); and

         WHEREAS, UBS AG, New York Branch, is the successor by merger to the Documentation Agent; and

         WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided; and

         WHEREAS, the Banks party hereto are willing to grant the waivers of and consents with respect to the Credit Agreement as set forth herein;


         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. Amendments to the Credit Agreement. (a) Section 2.02 of the Credit Agreement is hereby amended by deleting the amount "$15,000,000" and replacing it with the amount "$25,000,000".

         (b) Section 9.10 of the Credit Agreement is hereby amended by deleting the ratio "0.45:1.00" and replacing it with the ratio "0.50:1.00".

         (c) The definition of "Contingent Obligation" in Section 11.01 of the Credit Agreement is hereby amended by deleting the word "and" immediately before clause (L) therein, replacing it with a comma, and adding the following at the end of the first sentence of such definition:

         and (M) any guarantees by PESCO of any Short Term Overdraft Borrowings


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         (d) The definition of "Funded Debt" in Section 11.01 of the Credit
Agreement is hereby amended by deleting the word "or" immediately before clause
(c) therein, replacing it with a comma, and adding the following at the end of such definition:

          or (d) any Short Term Overdraft Borrowings

         (e) The definition of "1998 Indenture" in Section 11.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "1998 Indenture" shall mean the Indenture, dated as of March 31, 1998, among PESCO, the guarantors named therein and Marine Midland Bank, as trustee, with respect to PESCO's Series A and Series B 8-5/8% Senior Subordinated Notes due 2008.

         (f) Section 11.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

                  "Ranger Rigs" shall mean the United States Coast Guard documented vessels Pool Ranger V, official no. 642308, and Pool Ranger VI, official no. 640547.

                  "Short Term Overdraft Borrowings" shall mean up to $6,000,000 aggregate amount of indebtedness outstanding at any time under one or more short term overdraft credit facilities entered into by the Borrower and/or any Domestic Subsidiary, provided, however, that any Short Term Overdraft Borrowing outstanding for more than two Business Days shall cease to be a Short Term Overdraft Borrowing and, thus, become Funded Debt.

         2. Consents and Waivers. The Required Banks hereby grant the following consents and waivers with respect to the Credit Agreement:

         (a) The Banks party hereto hereby consent to (i) the acquisition by the Borrower of the Ranger Rigs at the stipulated purchase price set forth in the relevant sale/leaseback documentation, (ii) the Borrower entering into a new operating lease sale/leaseback transaction with respect to the Ranger Rigs similar to the sale/leaseback transaction presently in effect (the "New Sale/Leaseback") and (iii) the use by the Borrower of the proceeds from the New Sale/Leaseback for the acquisition of capital assets and/or business additions. In addition, the Banks party hereto hereby waive the applicability of and compliance by the Borrower with the provisions of Sections 3.03(a), 3.03(b), 4.02(d), 4.02(f) and 9.02 of the Credit Agreement with respect to the New Sale/Leaseback, agree that the New Sale/Leaseback shall not be included in the determination of the aggregate value of asset sales permitted pursuant to
Section 9.02(iv) of the Credit Agreement and agree that the provisions of clause
(G) of the definition of Contingent Obligation in Section 11.01 of the Credit Agreement shall apply to the New Sale/Leaseback. Upon entering into the New Sale/Leaseback, it is anticipated that the Borrower will recognize a gain of approximately $14,900,000 and incur federal capital gains tax liability of up to $6,100,000. Such capital gains tax will be payable with respect to the year in which the New Sale/Leaseback occurs, while the gain for accounting purposes will be recognized over six years. In connection therewith, PESCO, the Borrower and the Banks party hereto agree


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that the gain from the New Sale/Leaseback, and the capital gains tax payable with respect thereto, shall both be spread over a period of six years, with 1/6th of the gain being deemed recognized, and 1/6th of the capital gain tax being deemed paid, on the last day of each year from 1998 through 2003, inclusive. Without limiting the generality of the foregoing, PESCO, the Borrower and the Banks party hereto agree that (A) Consolidated EBIT shall include the amounts of gain determined pursuant to the preceding sentence, notwithstanding the fact that the definition of Consolidated EBIT in Section 11.01 of the Credit Agreement would otherwise not give effect to extraordinary gains or gains from sale of assets other than in the ordinary course of business, and (B) the "amount of all cash taxes paid", as such term is used in the definition of "Fixed Charge Coverage Ratio" in Section 11.01 of the Credit Agreement, for years 1998 through 2003, inclusive, shall include the portion of capital gains tax deemed paid in such years pursuant to the preceding sentence.

         (b) Anything contained in the Credit Agreement (and, in particular, in Section 9.01, 9.04 or 9.05 thereof) to the contrary notwithstanding, (i) a "back-to-back" loan investment transaction whereby any Foreign Subsidiary incurs indebtedness and uses the proceeds thereof to repay existing inter-company indebtedness owing to another Subsidiary of PESCO, and a Subsidiary of PESCO (other than the Borrower) simultaneously deposits an amount equal to such indebtedness with the relevant lender to effectively secure the relevant loan, shall not in and of itself constitute a Default or an Event of Default, (ii) any indebtedness incurred by any Foreign Subsidiary in connection with any such transaction shall not constitute Funded Debt and (iii) any guarantee of any such indebtedness by PESCO shall not constitute a Contingent Obligation.

         3. Amendment, Consent and Waiver Fee. Provided the Required Banks and all Issuing Banks execute this Amendment on or prior to December 29, 1998, the Borrower agrees to pay each Bank that executes this Amendment on or prior to December 29, 1998 an amendment, consent and waiver fee equal to 0.10% of such Bank's Revolving Loan Commitment. Such fee shall be paid by the Borrower on or prior to December 31, 1998.

         4. Representations and Warranties. In order to induce the Required Banks to enter into this Amendment, each of PESCO and the Borrower hereby represents and warrants that:

         (a) no Default or Event of Default will exist as of the date hereof and after giving effect to this Amendment; and

         (b) as of the date hereof, after giving effect to this Amendment, all representations, warranties and agreements of PESCO or the Borrower contained in the Credit Agreement will be true and correct in all material respects.

         5. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF.

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         6. Agreement Not Otherwise Amended. This Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Banks, the Arranger, the Administrative Agent, the Documentation Agent or any of them now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement shall continue in full force and effect. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to be a reference to the Credit Agreement as modified hereby.

         7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.


                                            POOL ENERGY SERVICES CO.


                                            By    /s/ E. J. SPILLARD
                                              ----------------------------------
                                               Name:  E. J. Spillard
                                               Title: Senior Vice President,
                                                      Finance


                                            By    /s/ R. A. JOHANNSEN
                                              ----------------------------------
                                               Name:  R. A. Johannsen
                                               Title: Treasurer


                                            POOL COMPANY


                                            By    /s/ E. J. SPILLARD
                                              ----------------------------------
                                               Name:  E. J. Spillard
                                               Title: Senior vice President,
                                                      Finance

                                            By    /s/ R. A. JOHANNSEN
                                              ----------------------------------
                                               Name:  R. A. Johannsen
                                               Title: Treasurer




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                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By /s/ RATOUIS
                                              ----------------------------------
                                               Name: Ratouis
                                               Title: Senior Vice President


                                            UBS AG, NEW YORK BRANCH


                                            By /s/ ROBERT W. CASEY, JR.
                                              ----------------------------------
                                               Name: Robert W. Casey, Jr.
                                               Title: Executive Director


                                            By /s/ ERIC C. HANSON
                                              ----------------------------------
                                               Name: Eric C. Hanson
                                               Title: Associate Director


                                            BANK ONE, TEXAS, N.A.


                                            By /s/ RICHARD G. SYLVAN
                                              ----------------------------------
                                               Name: Richard G. Sylvan
                                               Title: Senior Vice President


                                            MARINE MIDLAND BANK


                                            By /s/ LINCOLN MCMAHON
                                              ----------------------------------
                                               Name: Lincoln McMahon
                                               Title: Regional Manager


                                            ARAB BANKING CORPORATION (B.S.C.)


                                            By /s/ STEPHEN A. PLAUCHE
                                              ----------------------------------
                                               Name: Stephen A. Plauche
                                               Title: Vice President




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                                            THE BANK OF NOVA SCOTIA


                                            By    /s/ F.C.H. ASHBY
                                              ----------------------------------
                                               Name:  F.C.H. Ashby
                                               Title: Senior Manager
                                                      Loan Operations


                                            BANQUE NATIONALE DE PARIS,
                                               HOUSTON AGENCY


                                            By    /s/ WARREN ROSS
                                              ----------------------------------
                                               Name:  Warren Ross
                                               Title: Assistant Vice President


                                            DEN NORSKE BANK ASA


                                            By
                                              ----------------------------------
                                               Name:
                                               Title:


                                            By
                                              ----------------------------------
                                               Name:
                                               Title:


                                            THE FUJI BANK, LIMITED,
                                               HOUSTON AGENCY


                                            By
                                              ----------------------------------
                                               Name:
                                               Title:


                                            GULF INTERNATIONAL BANK B.S.C.


                                            By
                                              ----------------------------------
                                               Name:
                                               Title:


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                                            HIBERNIA NATIONAL BANK


                                            By    /s/ BRUCE ROSS
                                              ----------------------------------
                                               Name:  Bruce Ross
                                               Title: Senior Vice President


                                            NATEXIS BANQUE BFCE


                                            By    /s/ MARK A. HARRINGTON
                                              ----------------------------------
                                               Name:  Mark A. Harrington
                                               Title: Senior Vice President
                                                      and Regional Manager

                                            By   /s/ N. ERIC DITGES
                                              ----------------------------------
                                               Name:  N. Eric Ditges
                                               Title: Assistant Vice President


                                            NATIONAL BANK OF ALASKA


                                            By   /s/ PATRICIA JELLEY BENZ
                                              ----------------------------------
                                              Name:  Patricia Jelley Benz
                                              Title: Vice President





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